Elephant Talk Communications Corp. Announces Date of 2014 Annual Meeting of Stockholders

OKLAHOMA CITY, OK — July 1, 2014 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (“Elephant Talk” or the “Company”), a global provider of Software Defined Network Architecture (ET Software DNA® 2.0) platforms and cyber security solutions, today announced that its 2014 annual meeting of stockholders (the “2014 Annual Meeting”) will be held on Friday, September 12, 2014 at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, New York, New York 10020.

The Board of Directors of the Company has fixed the close of business on July 28, 2014 as the record date (the “Record Date”). Stockholders of record as of the Record Date will be entitled to notice of and to vote at the 2014 Annual Meeting and any adjournments or postponements thereof. The new deadline for notice of stockholder proposals to be brought before the 2014 Annual Meeting is the close of business on July 11, 2014. Additional information including details of the business to be conducted at the 2014 Annual Meeting, will be included in the Company’s Notice of Annual Meeting and Proxy Statement, which will be filed with the Securities and Exchange Commission.

About Elephant Talk Communications Corp.:

Elephant Talk Communications Corp. (NYSE MKT: ETAK), is a global provider of mobile proprietary Software Defined Network Architecture (ET Software DNA® 2.0) platforms for the telecommunications industry. The Company empowers Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, superior industry expertise and high quality customer service without the need for substantial upfront investment. Elephant Talk counts several of the world's leading Mobile Network Operators amongst its customers, including Vodafone, T-Mobile, Zain and Iusacell. Visit: www.elephanttalk.com.

About ValidSoft UK Limited:

ValidSoft, a subsidiary of Elephant Talk Communications Corp., secures transactions using personal authentication and device assurance. We help our customers to reduce fraud losses and improve customers’ experience. As part of our multi-factor authentication, ValidSoft integrates its leading Voice Biometric engine into multivendor solutions or as a standalone system. ValidSoft serves multiple clients in the financial, government and business automation sectors and is the only company to have been granted three European Privacy Seals, reflecting its commitment to promoting strong data privacy. Visit: www.validsoft.com.

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the ability of the Company to regain compliance with the listing standards of the NYSE MKT LLC. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested may be found in Elephant Talk’s filings with the Securities and Exchange Commission (the “SEC”), copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th

Oklahoma City, OK. USA

(813) 926 8920

Media Contacts:

Investor Relations:
Steve Gersten
Elephant Talk Communications Corp.
813-926-8920
Steve.Gersten@elephanttalk.com

Thomas Walsh
Capital Markets Group, LLC
212-398-3486
thomas@capmarketsgroup.com

Public Relations:

Michael Glickman
MWG CO
917-596-1883
mike@mwco.net

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th

Oklahoma City, OK. USA

(813) 926 8920